Exhibit 99.1

Press Release — For Immediate Release
October 21, 2022

Penns Woods Bancorp, Inc. Reports Third Quarter 2022 Earnings

Williamsport, PA — October 21, 2022 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $12.9 million for the nine months ended September 30, 2022, resulting in basic and diluted earnings per share of $1.83.

Highlights

•Net income, as reported under GAAP, for the three and nine months ended September 30, 2022 was $5.3 million and $12.9 million, respectively, compared to $4.1 million and $11.2 million for the same periods of 2021. Results for the three and nine months ended September 30, 2022 compared to 2021 were impacted by an increase in after-tax securities losses of $199,000 (from a gain of $32,000 to a loss of $167,000) for the three month period and an increase in after-tax securities losses of $494,000 (from a gain of $236,000 to a loss of $258,000) for the nine month period. Results for the nine months ended September 30, 2022 were impacted by additional compensation expense of $183,000 (after-tax $145,000) associated with the voluntary cash settlement of 346,725 outstanding stock options. In addition, an after-tax loss of $201,000 related to a branch closure negatively impacted results for the nine months ended September 30, 2022.

•The provision for loan losses increased $780,000 for the three months and $395,000 for the nine months ended September 30, 2022 to $855,000 and $1.3 million, respectively, compared to $75,000 and $940,000 for the 2021 periods. The increases in the provision for loan losses were primarily due to the significant growth in the loan portfolio.

•Basic and diluted earnings per share for the three and nine months ended September 30, 2022 were $0.74 and $1.83. Basic and diluted earnings per share for the three and nine months ended September 30, 2021 were $0.58 and $1.58.

•Annualized return on average assets was 1.09% for three months ended September 30, 2022, compared to 0.86% for the corresponding period of 2021. Annualized return on average assets was 0.89% for the nine months ended September 30, 2022, compared to 0.79% for the corresponding period of 2021.

•Annualized return on average equity was 12.61% for the three months ended September 30, 2022, compared to 9.85% for the corresponding period of 2021. Annualized return on average equity was 10.48% for the nine months ended September 30, 2022, compared to 9.17% for the corresponding period of 2021.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $5.4 million for the three months ended September 30, 2022 compared to $4.1 million for the same period of 2021. Core earnings were $13.2 million for the nine months ended September 30, 2022, compared to $10.9 million for the same period of 2021. Core earnings per share for the three months ended September 30, 2022 were $0.77 basic and diluted, compared to $0.58 basic and diluted core earnings per share for the same period of 2021. Core earnings per share for the nine months ended September 30, 2022 were $1.87 basic and diluted, compared to $1.55 basic and diluted for the same period of 2021. Core return on average assets and core return on average equity were 1.12% and 13.02% for the three months ended September 30, 2022, compared to 0.86% and 9.78% for the corresponding period of 2021. Core return on average assets and core return on average equity were 0.91% and 10.69% for the nine months ended September 30, 2022 compared to 0.77% and 8.98% for the corresponding period of 2021. Core earnings for the nine months ended September 30, 2022 were impacted negatively by an after-tax compensation expense of $145,000 relating to the voluntary cash settlement of 346,725 stock options along with an after-tax loss of $201,000 relating to a branch closure. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2022 was 3.47% and 3.17%, compared to 2.85% and 2.84% for the corresponding periods of 2021. The increase in the net interest margin for the three and nine month periods was driven by a decline in the rate paid on interest-bearing deposits of 23 and 29 basis points ("bps") as rates paid decreased throughout 2021 and remained at historically low levels during 2022. Leading the decline in the rate paid on interest-bearing deposits were decreases of 84 and 91 bps in the rate paid on time deposits as time deposits issued prior to the COVID-19 pandemic matured. The increase in the earning asset yield was driven by an increase in yield on federal funds sold and interest-bearing deposits due to the rate increases enacted by the Federal Open Market Committee ("FOMC"). For the three and nine months ended September 30, 2022 in comparison to the same periods of 2021, there was an increase in rate on federal funds sold of 186 and 70 bps, respectively, while the rate on interest bearing deposits increased 218 and 48 bps. The three month period ended September 30, 2022 was impacted by an increase of 18 bps in the yield earned on the securities portfolio as legacy securities matured with the funds reinvested at higher rates.

Assets

Total assets decreased $5.7 million to $1.9 billion at September 30, 2022 compared to September 30, 2021.  Cash and cash equivalents decreased $244.8 million as interest-bearing accounts in other financial institutions decreased $193.7 million and fed funds sold decreased $40.0 million as excess liquidity was primarily utilized to fund the growth in the loan portfolio. Net loans increased $212.8 million to $1.5 billion at September 30, 2022 compared to September 30, 2021, as an emphasis was placed on commercial loan growth and customers focused on obtaining funding prior to additional FOMC rate increases. The investment portfolio increased $21.2 million from September 30, 2021 to September 30, 2022 as a portion of the excess cash liquidity was invested primarily into short and medium-term municipal bonds with a maturity of 10 years or less.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.37% at September 30, 2022 from 0.58% at September 30, 2021 as non-performing loans have decreased to $5.7 million at September 30, 2022 from $7.8 million at September 30, 2021. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $300,000 for the nine months ended September 30, 2022 impacted the allowance for loan losses, which was 0.97% of total loans at September 30, 2022 compared to 1.08% at September 30, 2021.

Deposits

Deposits decreased $2.6 million to $1.6 billion at September 30, 2022 compared to September 30, 2021. Noninterest-bearing deposits increased $55.5 million to $537.4 million at September 30, 2022 compared to September 30, 2021.  Driving core deposit growth was the continued emphasis on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. Interest-bearing deposits decreased $58.1 million due to the maturity of higher cost time deposits.

Shareholders’ Equity

Shareholders’ equity decreased $4.0 million to $164.5 million at September 30, 2022 compared to September 30, 2021.  Accumulated other comprehensive loss of $14.6 million at September 30, 2022 increased from a loss of $2.0 million at September 30, 2021 as a result of a $11.1 million net unrealized loss on available for sale securities at September 30, 2022 compared to an unrealized gain of $3.5 million at September 30, 2021 coupled with a decrease in loss of $2.0 million in the defined benefit plan obligation. The current level of shareholders’ equity equates to a book value per share of $23.32 at September 30, 2022 compared to $23.84 at September 30, 2021, and an equity to asset ratio of 8.63% at September 30, 2022 and 8.82% at September 30, 2021. Dividends declared for the nine months ended September 30, 2022 and 2021 were $0.96 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County, and United Insurance Solutions, LLC, which offers insurance products.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share and Per Share Data)	2022	2021	% Change
ASSETS:
Noninterest-bearing balances	$24,418	$35,523	(31.26)%
Interest-bearing balances in other financial institutions	12,444	206,124	(93.96)%
Federal funds sold	—	40,000	(100.00)%
Total cash and cash equivalents	36,862	281,647	(86.91)%

Investment debt securities, available for sale, at fair value	188,196	166,760	12.85%
Investment equity securities, at fair value	1,130	1,303	(13.28)%
Restricted investment in bank stock, at fair value	14,539	14,649	(0.75)%
Loans held for sale	2,485	3,246	(23.44)%
Loans	1,560,700	1,347,225	15.85%
Allowance for loan losses	(15,211)	(14,557)	4.49%
Loans, net	1,545,489	1,332,668	15.97%
Premises and equipment, net	32,227	34,434	(6.41)%
Accrued interest receivable	8,647	8,529	1.38%
Bank-owned life insurance	34,288	33,836	1.34%
Investment in limited partnerships	4,771	5,014	(4.85)%
Goodwill	17,104	17,104	—%
Intangibles	361	524	(31.11)%
Operating lease right of use asset	2,699	2,899	(6.90)%
Deferred tax asset	7,187	4,049	77.50%
Other assets	9,131	4,129	121.14%
TOTAL ASSETS	$1,905,116	$1,910,791	(0.30)%

LIABILITIES:
Interest-bearing deposits	$1,053,012	$1,111,144	(5.23)%
Noninterest-bearing deposits	537,403	481,875	11.52%
Total deposits	1,590,415	1,593,019	(0.16)%

Short-term borrowings	30,901	9,404	228.59%
Long-term borrowings	102,829	126,007	(18.39)%
Accrued interest payable	427	828	(48.43)%
Operating lease liability	2,753	2,947	(6.58)%
Other liabilities	13,302	10,105	31.64%
TOTAL LIABILITIES	1,740,627	1,742,310	(0.10)%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,563,200 and 7,545,922 shares issued; 7,052,975 and 7,065,697 shares outstanding	42,019	41,921	0.23%
Additional paid-in capital	53,958	53,508	0.84%
Retained earnings	95,896	87,146	10.04%
Accumulated other comprehensive (loss) gain:
Net unrealized (loss) gain on available for sale securities	(11,125)	3,504	(417.49)%
Defined benefit plan	(3,444)	(5,486)	37.22%
Treasury stock at cost, 510,225 and 480,225	(12,815)	(12,115)	5.78%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	164,489	168,478	(2.37)%
Non-controlling interest	—	3	(100.00)%
TOTAL SHAREHOLDERS' EQUITY	164,489	168,481	(2.37)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,905,116	$1,910,791	(0.30)%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
(In Thousands, Except Share and Per Share Data)	2022	2021	% Change		2022	2021	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$15,051	$13,382	12.47%		$41,709	$39,826	4.73%
Investment securities:
Taxable	949	834	13.79%		2,550	2,491	2.37%
Tax-exempt	236	160	47.50%		594	495	20.00%
Dividend and other interest income	628	338	85.80%		1,470	903	62.79%
TOTAL INTEREST AND DIVIDEND INCOME	16,864	14,714	14.61%		46,323	43,715	5.97%

INTEREST EXPENSE:
Deposits	693	1,308	(47.02)%		2,191	4,481	(51.10)%
Short-term borrowings	26	3	766.67%		29	7	314.29%
Long-term borrowings	613	771	(20.49)%		1,871	2,430	(23.00)%
TOTAL INTEREST EXPENSE	1,332	2,082	(36.02)%		4,091	6,918	(40.86)%

NET INTEREST INCOME	15,532	12,632	22.96%		42,232	36,797	14.77%

PROVISION FOR LOAN LOSSES	855	75	1,040.00%		1,335	940	42.02%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,677	12,557	16.88%		40,897	35,857	14.06%

NON-INTEREST INCOME:
Service charges	559	456	22.59%		1,563	1,218	28.33%
Debt securities (losses) gains, available for sale	(156)	48	(425.00)%		(168)	323	(152.01)%
Net equity securities losses	(55)	(8)	(587.50)%		(158)	(24)	(558.33)%
Bank-owned life insurance	170	279	(39.07)%		501	614	(18.40)%
Gain on sale of loans	294	456	(35.53)%	.	905	2,034	(55.51)%
Insurance commissions	109	129	(15.50)%		386	436	(11.47)%
Brokerage commissions	142	237	(40.08)%		500	663	(24.59)%
Loan broker income	438	772	(43.26)%		1,350	1,449	(6.83)%
Debit card income	344	388	(11.34)%		1,080	1,166	(7.38)%
Other	238	194	22.68%		673	595	13.11%
TOTAL NON-INTEREST INCOME	2,083	2,951	(29.41)%		6,632	8,474	(21.74)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	6,016	5,837	3.07%		18,421	17,107	7.68%
Occupancy	730	745	(2.01)%		2,380	2,438	(2.38)%
Furniture and equipment	816	883	(7.59)%		2,454	2,663	(7.85)%
Software amortization	188	226	(16.81)%		660	632	4.43%
Pennsylvania shares tax	334	373	(10.46)%		1,119	1,097	2.01%
Professional fees	626	615	1.79%		1,746	1,882	(7.23)%
Federal Deposit Insurance Corporation deposit insurance	260	220	18.18%		690	705	(2.13)%
Marketing	151	231	(34.63)%		435	434	0.23%
Intangible amortization	34	44	(22.73)%		119	147	(19.05)%
Other	1,165	1,273	(8.48)%		3,723	3,541	5.14%
TOTAL NON-INTEREST EXPENSE	10,320	10,447	(1.22)%		31,747	30,646	3.59%
INCOME BEFORE INCOME TAX PROVISION	6,440	5,061	27.25%		15,782	13,685	15.32%
INCOME TAX PROVISION	1,190	932	27.68%		2,869	2,516	14.03%
NET INCOME	$5,250	$4,129	27.15%		$12,913	$11,169	15.61%
Earnings attributable to noncontrolling interest	—	4	(100.00)%		—	15	(100.00)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$5,250	$4,125	27.27%		$12,913	$11,154	15.77%
EARNINGS PER SHARE - BASIC	$0.74	$0.58	27.59%		$1.83	$1.58	15.82%
EARNINGS PER SHARE - DILUTED	$0.74	$0.58	27.59%		$1.83	$1.58	15.82%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,051,228	7,063,994	(0.18)%		7,060,871	7,059,625	0.02%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,051,228	7,063,994	(0.18)%		7,060,871	7,059,625	0.02%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Three Months Ended
	September 30, 2022			September 30, 2021
(Dollars in Thousands)	Average Balance (1)	Interest	Average Rate	Average Balance (1)	Interest	Average Rate
ASSETS:
Tax-exempt loans (3)	$58,735	$394	2.66%	$46,193	$307	2.64%
All other loans	1,463,330	14,740	4.00%	1,296,790	13,139	4.02%
Total loans (2)	1,522,065	15,134	3.94%	1,342,983	13,446	3.97%

Federal funds sold	33,641	218	2.57%	40,000	72	0.71%

Taxable securities	159,721	1,158	2.94%	150,308	1,022	2.76%
Tax-exempt securities (3)	49,177	299	2.47%	37,069	203	2.22%
Total securities	208,898	1,457	2.83%	187,377	1,225	2.65%

Interest-bearing deposits	34,202	201	2.33%	205,715	78	0.15%

Total interest-earning assets	1,798,806	17,010	3.76%	1,776,075	14,821	3.32%

Other assets	130,576			132,820

TOTAL ASSETS	$1,929,382			$1,908,895

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$249,083	26	0.04%	$228,255	22	0.04%
Super Now deposits	405,173	287	0.28%	308,591	219	0.28%
Money market deposits	287,660	200	0.28%	306,177	238	0.31%
Time deposits	148,968	180	0.48%	248,649	829	1.32%
Total interest-bearing deposits	1,090,884	693	0.25%	1,091,672	1,308	0.48%

Short-term borrowings	8,062	26	1.23%	8,696	3	0.14%
Long-term borrowings	109,269	613	2.23%	133,536	771	2.29%
Total borrowings	117,331	639	2.16%	142,232	774	2.16%

Total interest-bearing liabilities	1,208,215	1,332	0.44%	1,233,904	2,082	0.67%

Demand deposits	533,681			490,500
Other liabilities	21,008			17,027
Shareholders’ equity	166,478			167,464

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,929,382			$1,908,895
Interest rate spread (3)			3.32%			2.65%
Net interest income/margin (3)		$15,678	3.47%		$12,739	2.85%
1.    Information on this table has been calculated using average daily balance sheets to obtain average balances.
2.    Non-accrual loans have been included with loans for the purpose of analyzing net interest earnings.
3.    Income and rates on fully taxable equivalent basis include an adjustment for the difference between annual income from tax-exempt obligations and the taxable equivalent of such income at the standard tax rate of 21%

	Three Months Ended September 30,
	2022	2021
Total interest income	$16,864	$14,714
Total interest expense	1,332	2,082
Net interest income (GAAP)	15,532	12,632
Tax equivalent adjustment	146	107
Net interest income (fully taxable equivalent) (non-GAAP)	$15,678	$12,739

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Nine Months Ended
	September 30, 2022			September 30, 2021
(Dollars in Thousands)	Average Balance (1)	Interest	Average Rate	Average Balance (1)	Interest	Average Rate
ASSETS:
Tax-exempt loans (3)	$53,269	$1,033	2.59%	$46,217	$991	2.87%
All other loans	1,403,504	40,893	3.90%	1,292,028	39,043	4.04%
Total loans (2)	1,456,773	41,926	3.85%	1,338,245	40,034	4.00%

Federal funds sold	43,938	465	1.41%	21,993	117	0.71%

Taxable securities	152,937	3,126	2.76%	147,942	3,105	2.84%
Tax-exempt securities (3)	45,357	752	2.24%	36,638	627	2.31%
Total securities	198,294	3,878	2.64%	184,580	3,732	2.73%

Interest-bearing deposits	97,520	429	0.59%	206,895	172	0.11%

Total interest-earning assets	1,796,525	46,698	3.48%	1,751,713	44,055	3.37%

Other assets	129,048			128,567

TOTAL ASSETS	$1,925,573			$1,880,280

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$246,063	72	0.04%	$222,889	94	0.06%
Super Now deposits	388,149	721	0.25%	294,570	694	0.31%
Money market deposits	296,998	596	0.27%	307,309	761	0.33%
Time deposits	167,876	802	0.64%	253,130	2,932	1.55%
Total interest-bearing deposits	1,099,086	2,191	0.27%	1,077,898	4,481	0.56%

Short-term borrowings	6,308	29	0.59%	7,152	7	0.13%
Long-term borrowings	112,457	1,871	2.22%	138,669	2,430	2.34%
Total borrowings	118,765	1,900	2.14%	145,821	2,437	2.23%

Total interest-bearing liabilities	1,217,851	4,091	0.45%	1,223,719	6,918	0.76%

Demand deposits	519,599			473,088
Other liabilities	23,814			21,327
Shareholders’ equity	164,309			162,146

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,925,573			$1,880,280
Interest rate spread (3)			3.03%			2.61%
Net interest income/margin (3)		$42,607	3.17%		$37,137	2.84%
1.    Information on this table has been calculated using average daily balance sheets to obtain average balances.
2.    Non-accrual loans have been included with loans for the purpose of analyzing net interest earnings.
3.    Income and rates on fully taxable equivalent basis include an adjustment for the difference between annual income from tax-exempt obligations and the taxable equivalent of such income at the standard tax rate of 21%

	Nine Months Ended September 30,
	2022	2021
Total interest income	$46,323	$43,715
Total interest expense	4,091	6,918
Net interest income	42,232	36,797
Tax equivalent adjustment	375	340
Net interest income (fully taxable equivalent) (non-GAAP)	$42,607	$37,137

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Operating Data
Net income	$5,250	$4,231	$3,432	$4,879	$4,125
Net interest income	15,532	13,847	12,853	12,921	12,632
Provision (credit) for loan losses	855	330	150	(300)	75
Net security (losses) gains	(211)	(54)	(61)	360	40
Non-interest income, excluding net security gains	2,294	2,191	2,473	2,835	2,911
Non-interest expense	10,320	10,420	11,007	10,259	10,447

Performance Statistics
Net interest margin	3.47%	3.12%	2.93%	2.90%	2.85%
Annualized return on average assets	1.09%	0.88%	0.72%	1.02%	0.86%
Annualized return on average equity	12.61%	10.15%	8.17%	11.59%	9.85%
Annualized net loan charge-offs (recoveries) to average loans	0.01%	(0.01)%	0.09%	0.02%	(0.01)%
Net charge-offs (recoveries)	37	(40)	303	81	(44)
Efficiency ratio	57.70%	64.72%	71.53%	64.83%	66.93%

Per Share Data
Basic earnings per share	$0.74	$0.60	$0.49	$0.69	$0.58
Diluted earnings per share	0.74	0.60	0.49	0.69	0.58
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.32	23.56	23.81	24.37	23.84
Common stock price:
High	24.29	24.35	24.67	24.65	24.42
Low	22.02	22.34	23.64	23.50	22.78
Close	22.91	23.09	24.43	23.65	23.92
Weighted average common shares:
Basic	7,051	7,059	7,073	7,068	7,064
Fully Diluted	7,051	7,059	7,073	7,068	7,064
End-of-period common shares:
Issued	7,563	7,559	7,555	7,550	7,546
Treasury	(510)	(510)	(480)	(480)	(480)

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Financial Condition Data:
General
Total assets	$1,905,116	$1,891,806	$1,916,809	$1,940,809	$1,910,791
Loans, net	1,545,489	1,474,739	1,391,943	1,377,971	1,332,668
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	361	396	437	480	524
Total deposits	1,590,415	1,589,579	1,612,395	1,621,315	1,593,019
Noninterest-bearing	537,403	524,288	514,130	494,360	481,875
Savings	249,532	249,057	245,661	236,312	231,189
NOW	392,140	353,102	379,838	366,399	340,441
Money Market	268,532	309,453	299,166	318,877	305,156
Time Deposits	142,808	153,679	173,600	205,367	234,358
Total interest-bearing deposits	1,053,012	1,065,291	1,098,265	1,126,955	1,111,144

Core deposits*	1,447,607	1,435,900	1,438,795	1,415,948	1,358,661
Shareholders’ equity	164,489	166,054	168,427	172,274	168,478

Asset Quality
Non-performing loans	$5,743	$5,100	$5,281	$6,250	$7,763
Non-performing loans to total assets	0.30%	0.27%	0.28%	0.32%	0.41%
Allowance for loan losses	15,211	14,393	14,023	14,176	14,557
Allowance for loan losses to total loans	0.97%	0.97%	1.00%	1.02%	1.08%
Allowance for loan losses to non-performing loans	264.86%	282.22%	265.54%	226.82%	187.52%
Non-performing loans to total loans	0.37%	0.34%	0.38%	0.45%	0.58%

Capitalization
Shareholders’ equity to total assets	8.63%	8.78%	8.79%	8.88%	8.82%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2022	2021	2022	2021
GAAP net income	$5,250	$4,125	$12,913	$11,154
Less: net securities (losses) gains, net of tax	(167)	32	(258)	236
Non-GAAP core earnings	$5,417	$4,093	$13,171	$10,918

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Return on average assets (ROA)	1.09%	0.86%	0.89%	0.79%
Less: net securities (losses) gains, net of tax	(0.03)%	—%	(0.02)%	0.02%
Non-GAAP core ROA	1.12%	0.86%	0.91%	0.77%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Return on average equity (ROE)	12.61%	9.85%	10.48%	9.17%
Less: net securities (losses) gains, net of tax	(0.41)%	0.07%	(0.21)%	0.19%
Non-GAAP core ROE	13.02%	9.78%	10.69%	8.98%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Basic earnings per share (EPS)	$0.74	$0.58	$1.83	$1.58
Less: net securities (losses) gains, net of tax	(0.03)	—	(0.04)	0.03
Non-GAAP basic core EPS	$0.77	$0.58	$1.87	$1.55

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Diluted EPS	$0.74	$0.58	$1.83	$1.58
Less: net securities (losses) gains, net of tax	(0.03)	—	(0.04)	0.03
Non-GAAP diluted core EPS	$0.77	$0.58	$1.87	$1.55